UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 22, 2003



                             FIDELITY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                        0-22288                25-1705405
----------------------------          ----------------           ----  --------
(State or other jurisdiction          (Commission File           (IRS  Employer
of Incorporation)                          Number)           Identification No.)

1009 Perry Highway, Pittsburgh, Pennsylvania                        15237
--------------------------------------------                        -----
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (412) 367-3300
                                                    --------------




                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)


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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events and Required FD Disclosure
         ---------------------------------------

         On October 22, 2003, the registrant announced the completion of its stock repurchase program originally announced on July 25, 2003 and announced the approval of a new stock repurchase program to repurchase up to 5% or approximately 121,000 shares.

          For further information about the stock repurchase programs, reference is made to the Press Release dated October 22, 2003, which is attached hereto as
Exhibit 99 and incorporated herein by this reference.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c) Exhibits:

                  99       Press Release dated October 22, 2003

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIDELITY BANCORP, INC.




Date: October 24, 2003             By:     /s/Richard G. Spencer
                                           -------------------------------------
                                           Richard G. Spencer
                                           President and Chief Executive Officer


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